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                                                                   Exhibit 10.35

                                AMENDMENT ONE TO
                              EMPLOYMENT AGREEMENT

                  AMENDMENT ONE TO THE EMPLOYMENT AGREEMENT, dated February 28, 2000, by and between VALOR TELECOMMUNICATIONS, LLC, a Delaware limited liability company, and its affiliates, subsidiaries, successors or assigns, (the "Company"), and William Raney (the "Employee").

                  WHEREAS, The Company and the Employee desire to modify the EMPLOYMENT AGREEMENT in the following manner;

                  NOW, THEREFORE, for and in consideration of the premises hereof and the mutual covenants contained herein and in the EMPLOYMENT AGREEMENT dated February 28, 2000, the parties hereto hereby covenant and agree as follows:

1. Restrictive Covenants. Paragraph 9(d) of the EMPLOYMENT AGREEMENT is deleted in its entirety and the EMPLOYMENT AGREEMENT is amended as follows:

                  (d) Certain Definitions. For purposes of this Section 9, a person or entity (including, without limitation, the Employee) shall be deemed to be a competitor of one or more of the Companies, or a person or entity (including, without limitation, the Employee) shall be deemed to be engaging in competition with one or more of the Companies, if such person or entity conducts, or, to the knowledge of the Employee, plans to conduct, the Specified Business (as hereinafter defined) as a significant portion of its business in any of the local telephone exchange markets served by the Companies. For purposes of this Agreement, "Specified Business" means (A) providing local telephone service or engaging in a business conducted by the Company at the time of termination of the Employee's employment with the Company or (B) conducting, operating, carrying out or engaging in the business of managing any entity described in clause (A).

2. All other terms of the EMPLOYMENT AGREEMENT shall remain in full force and effect.

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                  IN WITNESS WHEREOF, the Company and the Employee have duly executed and delivered this AMENDMENT ONE TO THE EMPLOYMENT AGREEMENT.

                                                   VALOR TELECOMMUNICATIONS, LLC

                                                   By: /s/ Kenneth R. Cole
                                                   -----------------------
                                                   Name: Kenneth R. Cole
                                                   Title: President & CEO
                                                   Date: January  , 2002

                                                   /s/ William Raney
                                                   -----------------
                                                   William Raney
                                                   Date: January  , 2002

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